FREMONT MUTUAL FUNDS, INC.
                           FREMONT U.S. MICRO-CAP FUND

                                333 MARKET STREET
                                   26TH FLOOR
                             SAN FRANCISCO, CA 94105

                                  July 15, 1997

Dear Shareholder:

     Currently, the portfolio management of the Fremont U.S. Micro-Cap Fund (the "Fund") is handled directly and completely by Fremont Investment Advisors, Inc. (the "Investment Manager"). Mr. Robert E. Kern is responsible for the day-to-day portfolio management of the Fund. Mr. Kern, who currently performs this role as an employee of the Investment Manager, has organized, and is in the process of registering with the Securities and Exchange Commission, a new investment advisory organization called Kern Capital Management L.L.C. ("Kern Capital"). It is Mr. Kern's intention to resign his position with the Investment Manager on or about September 1, 1997 in order to manage the business of Kern Capital on a full-time basis. The Investment Manager has proposed, therefore, that Kern Capital be retained on behalf of the Fund to provide investment subadvisory services to the Fund following Kern Capital's registration as an investment adviser. The Board of Directors of Fremont Mutual Funds, Inc. has preliminarily approved a new Portfolio Management Agreement with Kern Capital. Implementa-tion of the New Portfolio Management Agreement is subject to final approval by the Board of Directors and the Fund's shareholders.

     The following important facts about the new Portfolio Management Agreement are outlined below:

         o        The advisory fees charged to the Fund will not change.
         o The investment objectives of the Fund will remain the same and the Fund's portfolio manager, who will become an employee of Kern Capital, will continue to manage your Fund as he has in the past.
         o You will continue to receive the high quality investment management and shareholder services that you have come to expect since the Fund's inception.

     Shareholders of the Fund are also being asked to approve a proposal to permit the Investment Manager to enter into, terminate or modify subadvisory agreements on behalf of the Fund with subadvisors without obtaining the approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by the Investment Company Act of 1940. By eliminating shareholder approval in these matters, the Investment Manager would have greater flexibility in managing subadvisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies.

     After careful consideration, the Board of Directors of Fremont Mutual Funds, Inc. unanimously recommends that you read the enclosed materials carefully and then vote FOR the proposals.

     Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope.

     Thank you for your cooperation and continued support.

                                                     Sincerely,


                                                     Michael H. Kosich
                                                     President

                                                     Q&A on reverse side

Q.     WHAT IS HAPPENING?

A. The portfolio manager of your Fund is in the process of organizing a new investment advisory organization. The Board is recommending that you approve a Portfolio Management Agreement with this new organization to ensure that the Fund's current portfolio manager will continue to be responsible for managing the Fund. Consequently, approval of this new Portfolio Management Agreement will not result in any material changes in the portfolio management of the Fund.

Q.     WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A. The Investment Company Act of 1940 requires the approval of a new investment subadvisory agreement by the shareholders of the Fund.

Q.     HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

A. Any expenses you are currently charged will not be increased. The Board expects no change in services provided to you since the Fund's inception. The Fund's portfolio manager, who will become an employee of Kern Capital, will continue to act in the same capacity as before.

Q.     WILL THE INVESTMENT ADVISORY FEES CHARGED TO THE FUND BE THE SAME?

A. Yes, the FEES FOR INVESTMENT ADVICE CHARGED TO YOUR FUND REMAIN UNCHANGED AS A RESULT OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT.

Q.     ARE THERE ANY OTHER PROPOSALS TO BE VOTED ON?

A. Shareholders are being asked to vote on one additional proposal which, if approved, would generally permit Fremont Investment Advisors, Inc. to enter into, terminate or modify subadvisory agreements on behalf of the Fund with subadvisors without obtaining the approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by the Investment Company Act of 1940. By eliminating shareholder approval in these matters, the Investment Manager would have greater flexibility in managing subadvisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies.

Q.     HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Directors unanimously recommends that you vote "FOR" the proposals on the enclosed proxy card.

Q.     HOW DO I CONTACT YOU?

A.     If you have any questions, please call 800-548-4539.

Q.     WHO IS MANAGEMENT INFORMATION SERVICES, INC.?

A. Management Information Services, Inc. is a professional proxy solicitation firm retained by the Investment Manager to assist it in coordinating shareholder questions and soliciting shareholder votes.

                                  PLEASE VOTE
                             YOUR VOTE IS IMPORTANT
                 NO MATTER HOW MANY SHARES OF THE FUND YOU OWN

                           FREMONT U.S. MICRO-CAP FUND
                         SPECIAL MEETING OF SHAREHOLDERS

                                 August 29, 1997


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREMONT MUTUAL FUNDS, INC.


The undersigned hereby appoints Michael H. Kosich and Tina Thomas, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of the Fremont U.S. Micro-Cap Fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders to be held on August 29, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 3, 1997.

                                   Date: ________________________

                                   NOTE: Please sign exactly as your
                                   name appears on this proxy. If
                                   signing for an estate, trust or
                                   corporation, title or capacity should
                                   be stated. If the shares are held
                                   jointly, both signers should
                                   sign, although the signature of one
                                   will bind the other.

                                   __________________

                                   __________________
                                   Signature(s)  PLEASE SIGN IN THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new Portfolio Management Agreement for the Fund with Kern Capital Management L.L.C.

FOR                                   AGAINST                      ABSTAIN
[  ]                                  [  ]                         [  ]


2. With respect to the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval.

FOR                                   AGAINST                      ABSTAIN
[  ]                                  [  ]                         [  ]


3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           FREMONT MUTUAL FUNDS, INC.
                          FREMONT U.S. MICRO-CAP FUND

                               333 MARKET STREET
                                   26TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94105


                        SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON AUGUST 29, 1997


         A Special Meeting of Shareholders (the "Meeting") of the FREMONT U.S. MICRO-CAP FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on Friday, August 29, 1997 at 10:00 a.m. for the following purposes:

         1. To consider and act upon the approval of a new Portfolio Management Agreement between (i) Fremont Mutual Funds, Inc.,
                  (ii) Fremont Investment Advisors, Inc., the investment manager of the Fund, and (iii) Kern Capital Management L.L.C.

         2. To consider and act upon the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval.

         3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on June 30, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                         By order of the Board of Directors

                                         Tina Thomas, Secretary
San Francisco, California
July 3, 1997

------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR
BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                           FREMONT MUTUAL FUNDS, INC.
                           FREMONT U.S. MICRO-CAP FUND

                                333 MARKET STREET
                                   26TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94105
                                 (800) 548-4539

                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 29, 1997

                                  INTRODUCTION

     This Proxy Statement (the "Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company") on behalf of the Fremont U.S. Micro-Cap Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on August 29, 1997 at 10:00 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The costs of preparing, printing, mailing and soliciting the proxies will be borne by Fremont Investment Advisors, Inc. (the "Investment Manager"). In addition, certain officers, directors and employees of the Investment Manager and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. Management Information Systems, Inc. has been retained at its customary rates to solicit proxies.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve the Fund's new Portfolio Management Agreement (Proposal I) and to approve an arrangement to permit the Investment Manager to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval (Proposal II).

     In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the

Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

     The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Company has fixed the close of business on June 30, 1997 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had [ ] outstanding shares, each with a par value of $0.0001 per share.

     The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about July 15, 1997.

     As of the Record Date, to the best knowledge of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund.

                                   PROPOSAL I

              TO CONSIDER A NEW SUBADVISORY AGREEMENT FOR THE FUND

     Currently, the portfolio management of the Fremont U.S. Micro-Cap Fund (the "Fund") is handled directly and completely by Fremont Investment Advisors, Inc. (the "Investment Manager"). Mr. Robert G. Kern is responsible for the day-to-day portfolio management of the Fund. Mr. Kern, who currently performs this role as an employee of the Investment Manager, has organized, and is in the process of registering with the Securities and Exchange Commission, a new investment advisory organization called Kern Capital Management L.L.C. ("Kern Capital"). It is Mr. Kern's intention to resign his position with the Investment Manager on or about September 1, 1997 in order to manage the business of Kern Capital on a full-time basis. The Investment Manager has proposed, therefore, that Kern Capital be retained on behalf of the Fund to provide investment subadvisory services to the Fund. After careful consideration, the Board of Directors of Fremont Mutual Funds, Inc. has approved a new Portfolio Management Agreement with Kern Capital, subject to approval of the Fund's shareholders. If the new Portfolio Management Agreement is approved by shareholders, Mr. Kern will continue to be responsible for managing the day-to-day portfolio management affairs of the Fund. Thus, in the view of the Board, the new Portfolio Management Agreement will not result in any material changes in the portfolio management and investment operations of the Fund.

     Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Kern Capital to provide investment subadvisory services to the Fund, the shareholders of the Fund must approve the new Portfolio Management Agreement.

     The new Portfolio Management Agreement, if approved by the Fund's shareholders, will commence on or about September 1, 1997, but not before Kern Capital's effective registration as an investment adviser with the Securities and Exchange Commission. The new Portfolio Management Agreement will remain in effect for two years and will continue in effect thereafter for successive annual periods if and so long as such continuance is specifically approved by
(a) the Board of Directors or (b) a

Majority Vote of a the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the directors who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval. If the Portfolio Management Agreement is not approved by shareholders, the Investment Manager will continue to manage the Fund's assets directly until alternative arrangements can be made.

     After careful consideration, the Board of Directors of the Company unanimously recommends that shareholders vote "FOR" the new Portfolio Management Agreement between the Company, the Investment Manager and Kern Capital. See "Evaluation by the Board" below.

BENEFITS TO SHAREHOLDERS

The Board has identified the following benefits which the shareholders are anticipated to realize as a result of the new Portfolio Management Agreement.

1. The advisory fees charged to the Fund will not increase as a result of approving the New Subadvisory Agreement;

2. The investment objective of the Fund will remain the same and the Fund's portfolio manager will not change; and

3. The quality of the investment management and shareholder services to the Fund will not diminish as a result of approving the New Subadvisory Agreement.

THE INVESTMENT SUBADVISOR

     Kern Capital, located at 114 West 47th Street, Suite 1926, New York, New York 10036, will serve as the Fund's investment subadvisor upon approval by the Fund's shareholders. Kern Capital will manage the Fund's investments, subject to supervision by the Investment Manager. Portfolio Manager Robert E. Kern will continue to be responsible for the day to day management of the Fund.

     The controlling members of Kern Capital include: Robert E. Kern and his son, David G. Kern, and the Investment Manager.

THE PORTFOLIO MANAGEMENT AGREEMENT

     Pursuant to the new Portfolio Management Agreement between Kern Capital, the Investment Manager and the Fund, Kern Capital will be retained to manage the investments of the Fund and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund. The new portfolio management arrangements for the Fund were discussed and preliminarily approved by the Company's Board of Directors on May 2, 1997. Final approval of the Board of Directors is expected to be given at the next meeting of the Board of Directors on August 1, 1997. The new Portfolio Management Agreement provides that the Investment Manager (not the Fund) shall pay to Kern Capital a fee for its services which is equal to .75% of the Fund's average daily net asset value.

     The Portfolio Management Agreement requires that brokerage orders for the Fund's portfolio securities transactions will be placed by Kern Capital. Kern Capital will seek to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Fund or the subadvisor or who provide assistance with respect to the distribution of Fund shares. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Company, the Investment Manager or Kern Capital.

     The Portfolio Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Kern Capital is not liable to the Fund or any of the Fund's shareholders for any act or omission by Kern Capital in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders, and that the Fund will indemnify Kern Capital subject to the requirements of the 1940 Act.

     The Portfolio Management Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Company's Board of Directors or a majority of the outstanding voting securities of the Fund or by Kern Capital, on 30 days' written notice.

EVALUATION BY THE BOARD OF DIRECTORS

     On May 2, 1997, the independent Directors of the Company's Board met and discussed the new portfolio management arrangements and their possible effects on the Fund. Management of the Investment Manager outlined for the Board of Directors the plan to employ Mr. Kern as a portfolio adviser of the Investment Manager in order to retain continuity in portfolio management for the Fund. The Investment Manager indicated that it was aware of a plan by Mr. Kern to form his own investment advisory company, Kern Capital Management L.L.C., and that if Mr. Kern went forward with this plan (and the new investment advisory operation was satisfactory to the Investment Manager), the Investment Manager would recommend to the Board that a new sub-advisory contract be awarded to Kern Capital at the appropriate time in the future. The Board considered these matters and in particular noted that Mr. Kern, the current portfolio manager, would be available to provide continuous services to the Fund. The Board was advised that any arrangements with Mr. Kern and his new company (if and when formed) would be on the same basic terms as the current arrangements.

         The Board was advised by its own counsel and considered all information that it determined was relevant to its deliberations. In determining to recommend that shareholders of the Fund vote to approve the new Portfolio
     Management Agreement as being in the best interest of the Fund's shareholders, the Board gave substantial weight to management's representations that the Fund's portfolio manager will not change and that expenses to be incurred by the Fund after the execution of the Portfolio Management Agreement will not be greater than those that would otherwise be incurred by the Fund.

     ACCORDINGLY, AFTER CONSIDERATION OF THE ABOVE, AND SUCH OTHER FACTORS AND INFORMATION AS IT DEEMED RELEVANT, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED BY THE 1940
ACT), UNANIMOUSLY GAVE PRELIMINARY APPROVAL TO THE PORTFOLIO MANAGEMENT AGREEMENT WITH KERN CAPITAL AND VOTED TO RECOMMEND ITS APPROVAL TO THE FUND'S SHAREHOLDERS.

                                   PROPOSAL II

APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE INVESTMENT MANAGER TO HIRE AND TERMINATE SUBADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

     The Investment Manager currently serves as investment advisor to the Fund pursuant to an Investment Advisory and Administrative Services Agreement (the "Advisory Agreement") with the Company. The Investment Manager proposes to employ a subadvisor with respect to the Fund and may engage additional subadvisors in the future. The Company is proposing to permit the Investment Manager to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with subadvisors without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by
Section 15(a) of the 1940 Act.

     Section 15(a) of the 1940 Act and Rule 18f-2 thereunder require that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Investment Manager received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order permits the Investment Manager to hire new subadvisors, terminate subadvisors, rehire existing subadvisors whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Investment Manager would have greater flexibility in managing subadvisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Investment Manager have agreed to the imposition of the following conditions:

       (1) The Investment Manager will not enter into a subadvisory agreement with a subadvisor that is an "affiliated person," as defined in the 1940 Act, of the Company or the Investment Manager (an "Affiliated Manager"), other than by reason of serving as a subadvisor to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

       (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

       (3) When a subadvisor change is proposed for the Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or the Affiliated Manager derives an inappropriate advantage.

       (4) The Investment Manager will provide general management services to the Company and the Fund and, subject to review and approval by the Company's Board of Directors, will (i) set the Fund's overall investment strategies;
                (ii) select subadvisor(s); (iii) allocate and, when appropriate, reallocate the Fund's assets among the Investment Manager and one or more subadvisors; (iv) monitor and evaluate the performance of subadvisors; and (v) seek to ensure that the subadvisors comply with the Fund's investment objectives, policies and restrictions.

       (5) Within 60 days of the hiring of any new subadvisor or the implementation of any proposed material change in a subadvisory agreement, the Investment Manager will furnish shareholders all information about the new subadvisor or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Investment Manager to the subadvisor and any change in such disclosure caused by the addition of a new subadvisor or any proposed material change in a subadvisory agreement. The Investment Manager will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

       (6) The Fund will disclose in its Prospectus the existence, substance and effect of the SEC Order.

       (7) Before the Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

      (8) No director or officer of the Company or the Investment Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a subadvisor except for
               (i) ownership of interests in the Investment Manager or any entity that controls, is controlled by or is under common control with the Investment Manager; (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadvisor or an entity that controls, is controlled by or is under common control with a subadvisor.

     In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new subadvisors engaged or any change in a subadvisory agreement in the future will still require shareholder approval if the subadvisor is affiliated with the Investment Manager (as is the case with Kern Capital) and will also still require approval of the Board of Directors. In order to approve new subadvisors, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisors to investment companies comparable to the Fund. The Board will review the ability of the subadvisor to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the subadvisor with respect to compliance and regulatory matters over the past fiscal year. The Board will review the subadvisor's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the subadvisor's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of subadvisors.

     On October 30, 1996, the Board of Directors of the Company, including a majority of the Independent Directors, unanimously approved, subject to the required shareholder approval described herein, the proposal to permit the Investment Manager to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO PERMIT THE INVESTMENT MANAGER TO HIRE AND TERMINATE SUBADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL. If the shareholders of the Fund do not approve this Proposal, the Advisory Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.

                                  OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

     All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                         Very truly yours,




                                         Tina Thomas
                                         Secretary
July 3, 1997

EXHIBIT A
                         PORTFOLIO MANAGEMENT AGREEMENT

     THIS AGREEMENT dated and effective as of [ ] 1997, among Kern Capital Management L.L.C. (the "Subadvisor"); Fremont Investment Advisors, Inc., a Delaware corporation (the "Advisor"); and Fremont Mutual Funds, Inc., a Maryland corporation (the "Fund").

          WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series (the "Series"), each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective, policies and limitations;

          WHEREAS, the Fund presently offers shares of a particular series named the Fremont U.S. Micro-Cap Fund (the "U.S. Micro-Cap Series"),

          WHEREAS, the Fund has retained the Advisor to render investment management and administrative services to the Series;

          WHEREAS, the Advisor and the Fund desire to retain the Subadvisor to furnish portfolio management services to the U.S. Micro-Cap Series in connection with Advisor's investment management activities on behalf of the Series, and the Subadvisor is willing to furnish such services to the Advisor and the U.S. Micro-Cap Series.

          NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Subadvisor, the Advisor and the Fund as follows:

          1. APPOINTMENT. The Advisor and the Fund hereby appoint Subadvisor to act as Subadvisor with respect to certain assets of the U.S. Micro-Cap Series for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

          2. SUBADVISOR DUTIES. Subject to the supervision of the Advisor and the Fund's Board of Directors, the Subadvisor shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the U.S. Micro-Cap Series' portfolio assigned to the Subadvisor, from time to time by the Advisor or the Board of Directors, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and
(b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as Subadvisor may select. The Subadvisor will provide the services under this Agreement in accordance with the U.S. Micro-Cap Series' registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. Investments by the Subadvisor shall conform with the provisions of Appendix B attached hereto, as such may be revised from time to time at the discretion of the Advisor and the Fund. Subject to the foregoing, the Subadvisor will vote proxies with respect to the securities and investments purchased with the assets of the U.S. Micro-Cap Series' portfolio managed by the Subadvisor and will provide regular reports of proxy voting. The Subadvisor further agrees that it will:

               (a) conform with all applicable rules and regulations of the Securities and Exchange Commission;

               (b) place orders pursuant to its investment determinations for the U.S. Micro- Cap Series either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Subadvisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Subadvisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide it with research advice and other services of lawful assistance to the Subadvisor in serving the U.S. Micro-Cap Series as the Subadvisor or who sell the U.S. Micro-Cap Series' shares; and

               (c) make available to the Advisor and the Fund promptly upon their request all its investment records and ledgers to assist the Advisor and the Fund in their compliance with respect to the U.S. Micro-Cap Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), as well as other applicable laws. The Subadvisor will furnish the Fund's Board of Directors with respect to the U.S. Micro-Cap Series such periodic and special reports as the Advisor and the Directors may reasonably request.

               (d) maintain detailed records of the assets managed by the Subadvisor as well as all investments, receipts, disbursements and other transactions made with such assets. Such records shall be open to inspection and audit at reasonable times by any person designated by the Advisor or the Fund. The Subadvisor shall provide to the Advisor or the Fund and any other party either the Advisor or the Fund designates: (i) monthly statements of the activities with regard to the assets for the month and of the assets showing each asset at its cost and, for each security listed on any national securities exchange, its value at the last quoted sale price reported on the composite tape on the valuation date or, in the cases of securities not so reported, by the principal exchange on which the security is traded, or, if no trade was made on the valuation date or if such security is not listed on any exchange, its value as determined by a nationally recognized pricing service used by the Subadvisor to value securities in their client accounts, at the value specified by such pricing service on the valuation date, and for any other security or asset in a manner determined in good faith by the Subadvisor to reflect its then fair market value; (ii) statements evidencing any purchases and sales as soon as practicable after such transaction has taken place; (iii) a quarterly review of the assets under management; and (iv) tax information as requested, on a monthly basis, to the Fund's custodian bank.

          3. EXPENSES. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management activities under this Agreement.

          4. COMPENSATION. For the services provided to the Initial Series, the Advisor of the Fund will pay the Subadvisor a monthly fee at the annual rate of
 .75% of the Fund's average daily net assets. The fee will be prorated for any period of less than one month.

          5. BOOKS AND RECORDS; CUSTODY. (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records which it maintains for the U.S. Micro-Cap Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

               (b) Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian bank, or its nominee. The Fund shall advise the Subadvisor of the identity of its custodian bank and shall give the Subadvisor 15 days' written notice of any changes in such custody arrangements.

               Neither the Subadvisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian bank.

               The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Subadvisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Subadvisor with all operational information necessary for the Subadvisor to trade on behalf of the Fund.

          6. INDEMNIFICATION. The Subadvisor agrees to indemnify and hold harmless, the Advisor, the Fund, any affiliated person within the meaning of
Section 2(a)(3) of the 1940 Act ("affiliated person") of the Advisor or the Fund (other than the Subadvisor) and each person, if any, who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor or the Fund against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Advisor, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, which (1) may be based upon any wrongful act or omission by the Subadvisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Subadvisor or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Fund or any affiliated person of the Fund by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case is the Subadvisor's indemnity in favor of the Advisor or the Fund or any affiliated person or controlling person of the Advisor or the Fund deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

          The Fund agrees not to hold the Subadvisor or any of its officers or employees liable for, and to indemnify or insure the Subadvisor and its officers and employees ("Indemnified Parties") against any act or omission of any other subadvisor providing investment management services to the Fund, and against any costs and liabilities the Indemnified Parties may incur as a result of a claim against the Indemnified Parties regarding actions taken in good faith exercise of their powers hereunder excepting matters as to which the Indemnified Parties have been negligent, engaged in willful misfeasance, bad faith, reckless disregard of the obligations and duties under this Agreement or have been in violation of applicable law or regulations.

          7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Subadvisor are not exclusive, and nothing in this Agreement shall prevent the Subadvisor from providing similar services to other investment companies (subject to such restrictions as Subadvisor may agree to separately) or from engaging in other activities. When the Subadvisor recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Subadvisor recommends the purchase or sale of the same security for the U.S. Micro-Cap Series, it is understood that such transactions will be executed on a basis that is fair and equitable to the Series.

          8. (a) DURATION. This Agreement shall become effective on the date first written above. Unless terminated as herein provided, this Agreement shall remain in full force and effective for no more than two (2) years and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the U.S. Micro-Cap Series, and (ii) by the Advisor, and (iii) in either event by the vote of a majority of the Directors of the Fund who are not parties of this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

               (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the U.S. Micro-Cap Series, or by the Advisor, on thirty (30) days written notice to the Subadvisor, or by the Subadvisor on like notice to the Fund and to the Advisor.

               (c) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment.

          9. AMENDMENTS. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the U.S. Micro- Cap Series, if such approval is required by applicable law.

          10. MISCELLANEOUS.

               (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

               (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

               (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

               (d) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Fund or the Advisor.

               (e) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

                                            KERN CAPITAL MANAGEMENT L.L.C.

                                            By:____________________________

                                            _________________________________
                                            (Title)

                                            FREMONT INVESTMENT ADVISORS, INC.

                                            By:____________________________

                                            _________________________________
                                            (Title)

                                            FREMONT MUTUAL FUNDS, INC.

                                            By:____________________________

                                            _________________________________
                                            (Title)

                           FREMONT MUTUAL FUNDS, INC.
                          FREMONT EMERGING MARKETS FUND

                                333 MARKET STREET
                                   26TH FLOOR
                             SAN FRANCISCO, CA 94105

                                  July 15, 1997

Dear Shareholder:

     As you may know, Credit Lyonnais International Asset Management (HK) Ltd. ("Credit Lyonnais HK"), the investment subadvisor to the Fremont Emerging Markets Fund (the "Fund") has entered into an agreement under which its shares and assets will be acquired by Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas-Applegate"). Because of the acquisition, it is necessary for the shareholders of the Fund to approve a new investment subadvisory agreement between Nicholas-Applegate, the Fund and Fremont Investment Advisors, Inc., the Fund's investment manager (the "Investment Manager").

     The following important facts about the transaction are outlined below:

    o The amount of shares you own and the advisory fees charged to the Fund will not change.
    o The investment objectives of the Fund will remain the same and key employees of Credit Lyonnais HK, who will become employees of Nicholas-Applegate, will continue to manage your Fund as they have in the past.
    o You will continue to receive the high quality investment management and shareholder services that you have come to expect since the Fund's inception.

     Shareholders of the Fund are also being asked to approve a proposal to permit the Investment Manager to enter into, terminate or modify subadvisory agreements on behalf of the Fund with subadvisors without obtaining the approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by the Investment Company Act of 1940. By eliminating shareholder approval in these matters, the Investment Manager would have greater flexibility in managing subadvisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies.

     After careful consideration, the Board of Directors of Fremont Mutual Funds, Inc. has unanimously approved each of the foregoing proposals and recommends that you read the enclosed materials carefully and then vote FOR the proposals.

     Your vote is important. Please take a moment now to sign and return your proxy cards in the enclosed postage paid return envelope.

     Thank you for your cooperation and continued support.

                                                     Sincerely,


                                                     Michael H. Kosich
                                                     President

                                                     Q&A on reverse side

Q.       WHAT IS HAPPENING?

A. Credit Lyonnais HK, NOT YOUR FUND, has entered into an agreement for its business to be acquired by Nicholas-Applegate. Importantly, key members of Credit Lyonnais HK's management team will join Nicholas-Applegate and continue to be responsible for managing the Fund. Consequently, this transaction will not result in any material changes in the portfolio management of the Fund.

Q.       WHY AM I BEING ASKED TO VOTE ON THIS PROPOSAL?

A. The Investment Company Act of 1940 requires a vote due to the change of ownership of the Fund's investment subadvisor. As a result, the Act requires the approval of a new investment subadvisory agreement by the shareholders of the Fund.

Q.       HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund shares WILL NOT CHANGE. You will still own the same shares in the same Fund. Any expenses you are currently charged will not be increased. The Board expects no change in services provided to you since the Fund's inception. Key employees of Credit Lyonnais HK who have been responsible for the management of your Fund, and who will become employees of Nicholas-Applegate, will continue to act in the same capacities as before.

Q.       WILL THE INVESTMENT ADVISORY FEES BE THE SAME?

A. Yes, the FEES FOR INVESTMENT ADVICE CHARGED TO YOUR FUND AS A RESULT OF THE NEW SUBADVISORY AGREEMENT WILL STAY THE SAME.

Q.       ARE THERE ANY OTHER PROPOSALS TO BE VOTED ON?

A. Shareholders are being asked to vote on one additional proposal which, if approved, would generally permit Fremont Investment Advisors, Inc. to enter into, terminate or modify subadvisory agreements on behalf of the Fund with subadvisors without obtaining the approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by the Investment Company Act of 1940. By eliminating shareholder approval in these matters, the Investment Manager would have greater flexibility in managing subadvisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies.

Q.       HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Directors unanimously recommends that you vote "FOR" the proposals on the enclosed proxy card.

Q.       HOW DO I CONTACT YOU?

A.       If you have any questions, please call 800-548-4539.

Q.       WHO IS MANAGEMENT INFORMATION SERVICES, INC.?

A. Management Information Services, Inc. is a professional proxy solicitation firm retained by Credit Lyonnais HK to assist them in coordinating shareholder questions and soliciting shareholder votes.

                                   PLEASE VOTE
                             YOUR VOTE IS IMPORTANT
                  NO MATTER HOW MANY SHARES OF THE FUND YOU OWN

                          FREMONT EMERGING MARKETS FUND
                         SPECIAL MEETING OF SHAREHOLDERS

                                 August 29, 1997


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FREMONT MUTUAL FUNDS, INC.


The undersigned hereby appoints Michael H. Kosich and Tina Thomas, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of the Fremont Emerging Markets Fund (the "Fund") which the undersigned is entitled to vote at the special meeting of shareholders to be held on August 29, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated July 3, 1997.

                                  Date: ________________________

                                  NOTE: Please sign exactly as your
                                  name appears on this proxy. If
                                  signing for an estate, trust or
                                  corporation, title or capacity
                                  should be stated. If the shares
                                  are held jointly, both signers
                                  should sign, although the
                                  signature of one will bind the
                                  other.
                                  _____________________
                                  _____________________
                                  Signature(s) PLEASE SIGN IN THE BOX ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOX BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

1. With respect to the approval or disapproval of a new subadvisory agreement for the Fund with Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas Applegate"), effective upon the closing of the acquisition of Credit Lyonnais International Asset Management (HK) Ltd. by Nicholas Applegate.

FOR                                   AGAINST                    ABSTAIN
[  ]                                  [  ]                       [  ]


2. With respect to the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval.

FOR                                   AGAINST                    ABSTAIN
[  ]                                  [  ]                       [  ]


3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           FREMONT MUTUAL FUNDS, INC.
                          FREMONT EMERGING MARKETS FUND

                                333 MARKET STREET
                                   26TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94105


                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 29, 1997


     A Special Meeting of Shareholders (the "Meeting") of the FREMONT EMERGING MARKETS FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on Friday, August 29, 1997 at 10:00 a.m. for the following purposes:

      1. To consider and act upon the approval of a new investment subadvisory agreement between (i) Fremont Mutual Funds, Inc.,
               (ii) Fremont Investment Advisors, Inc., the investment manager of the Fund, and (iii) Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas Applegate") which will take effect upon the closing of the acquisition of the stock and assets of Credit Lyonnais HK by Nicholas-Applegate.

      2. To consider and act upon the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval.

      3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on June 30, 1997 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                         By order of the Board of Directors

                                         Tina Thomas, Secretary
San Francisco, California
July 3, 1997

------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR
BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                           FREMONT MUTUAL FUNDS, INC.
                         FREMONT EMERGING MARKETS FUND

                               333 MARKET STREET
                                   26TH FLOOR
                        SAN FRANCISCO, CALIFORNIA 94105
                                 (800) 548-4539

                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 29, 1997

                                  INTRODUCTION

     This Proxy Statement (the "Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company") on behalf of the Fremont Emerging Markets Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on August 29, 1997 at 10:00 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The costs of preparing, printing, mailing and soliciting the proxies will be borne by Credit Lyonnais International Asset Management South East Asia B.V. (the "Parent"). In addition, certain officers, directors and employees of the Parent and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. Management Information Systems, Inc. has been retained at its customary rates to solicit proxies.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve the Fund's new investment subadvisory agreement (Proposal I) and to approve an arrangement to permit Fremont Investment Advisors, Inc. (the "Investment Manager") to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval (Proposal II).

     In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

     The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Board of Directors of the Company has fixed the close of business on June 30, 1997 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had [ ] outstanding shares, each with a par value of $0.0001 per share.

     The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about July 15, 1997.

         As of the Record Date, to the best knowledge of the Fund, no person beneficially owned more than 5% of the outstanding shares of the Fund.

                                   PROPOSAL I

         TO CONSIDER A NEW SUBADVISORY AGREEMENT FOR THE FUND WHICH TOOK
                  EFFECT UPON THE CLOSING OF THE ACQUISITION OF
                                 THE SUBADVISOR

SUMMARY OF THE TRANSACTION

     On February 17, 1997, Credit Lyonnais International Asset Management (HK) Ltd. ("Credit Lyonnais HK") and its parent Credit Lyonnais International Asset Management South East Asia B.V. (the "Parent"), entered into a definitive agreement (the "Agreement") to sell the shares of Credit Lyonnais HK to Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas Applegate") for $7.4 million in cash and Credit Lyonnais HK will promptly thereafter transfer all of its assets to its new parent company, Nicholas-Applegate (the "Transaction"). The Transaction is expected to close in mid-July, 1997 and is subject to various conditions, including approval by the shareholders of the Fund of new investment subadvisory agreement between (i) the Company, (ii) the Investment Manager, and (iii) Nicholas-Applegate (the "New Subadvisory Agreement"). While shareholder approval is required for Nicholas-Applegate to become the subadvisor, Nicholas-Applegate may waive approval as a condition of closing the Transaction. After the Closing, Nicholas-Applegate, as successor, will continue to operate out of Credit Lyonnais HK's Hong Kong office. Key members of Credit Lyonnais HK's management team will join Nicholas-Applegate and continue to be responsible for managing the day-to-day affairs of the Fund. Thus in the view of the Board and Credit Lyonnais HK, the Transaction will not result in any material changes in the portfolio management and investment operations of the Fund.

     Nicholas-Applegate is part of an experienced investment management organization which together manage in excess of U.S. $30 billion through a variety of investment products and services. The Nicholas-Applegate group of companies is headquartered in San Diego, California.

     Pursuant to Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's existing investment subadvisory agreement terminates automatically upon its assignment, which is deemed to include any change of control of the investment subadvisor. Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Nicholas-Applegate to provide investment subadvisory services to the Fund as of the closing of the Transaction, the shareholders of the Fund must approve the New Subadvisory Agreement.

     The Transaction also contemplates that Credit Lyonnais HK and Nicholas-Applegate and other persons will comply with the requirements of
Section 15(f) of the 1940 Act after the Closing. Section 15(f) provides, in pertinent part, that Credit Lyonnais HK and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, Credit Lyonnais HK which results in an assignment of an investment subadvisory contract if (1) for a period of three years after such event, at least 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the 1940
Act) of the new or old investment subadvisor; and (2) for a two-year period there is no "unfair burden" imposed on the investment company as a result of the Transaction. In the Agreement with Credit Lyonnais HK, Nicholas-Applegate and its affiliates have represented and warranted to Credit Lyonnais HK that they have no express or implied understanding or arrangement that would impose an unfair burden on the Fund as a result of the Transaction. Nicholas-Applegate and its affiliates have agreed to indemnify and hold Credit Lyonnais HK harmless from and against and in respect of any and all losses arising in connection with the imposition of any unfair burden on the Fund constituting a breach or violation of, or non-compliance with, Section 15(f) of the 1940 Act which is caused by acts or conduct within the control of NicholasApplegate and its affiliates.

     The New Subadvisory Agreement, if approved by the Fund's shareholders, will commence as of the Closing. Thereafter, the New Subadvisory Agreement will remain in effect for an annual period and will continue in effect thereafter for successive annual periods if and so long as such continuance is specifically approved by (a) the Board of Directors or (b) a Majority Vote of a the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the directors who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval. If the Closing occurs before the approval by shareholders, Nicholas-Applegate, as successor entity to Credit Lyonnais HK, will manage the assets of the Fund according to the current sub-advisory agreement. However, any fees earned by Nicholas-Applegate, if any, will be placed into an escrow account and not paid to Nicholas-Applegate until the approval occurs.

     After careful consideration, the Board of Directors of the Company unanimously recommends that shareholders vote "FOR" the New Subadvisory Agreement between the Company, the Investment Manager and Nicholas-Applegate to replace the current subadvisory agreement with Credit Lyonnais HK upon consummation of the Transaction. See "Evaluation by the Boards" below.

BENEFITS TO SHAREHOLDERS

The Board has identified the following benefits which the shareholders are anticipated to realize as a result of the Transaction:

1. Senior members of the Fund's investment management team have agreed to remain employed with Nicholas-Applegate;

2. The advisory fees charged to the Fund will not increase as a result of the Transaction; and

3. Nicholas-Applegate and its affiliates are an experienced mutual fund management organization whose operation is more stable than that of Credit Lyonnais HK and its affiliates, which are undergoing a reorganization by the French government.

THE INVESTMENT SUBADVISOR

     Nicholas-Applegate, located (upon the closing of the Transaction) at Room 604-6, Three Exchange Square, Connaught Place, Central, Hong Kong, will serve as the Fund's investment subadvisor upon approval by the Board and the shareholders. Nicholas-Applegate will manage the Fund's investments, subject to supervision by the Investment Manager. Portfolio Manager Henry L. Thornton will continue to be responsible for the day to day management of the Fund.

     Nicholas-Applegate Capital Management Holdings L.P., a California limited partnership, will act as managing member of the investment subadvisor (the "Managing Member"). The Managing Member will act through one or more of its executive officers: Arthur E. Nicholas, Chairman of the Board; Tom Waring, President; and Paul Mack, Vice President.

THE EMPLOYMENT AGREEMENTS

     Upon the Closing, Henry L. Thornton will enter into an employment agreement with Nicholas Applegate or one of its affiliates that provides for his continued service; it also provides that he cannot be terminated except for cause or disability and contains non-competition provisions. Mr. Thornton's agreement has a term of 2 years. Other key members of the Credit Lyonnais HK's investment management team will also enter into minimum 1 year employment and non-compete contracts with NicholasApplegate which provide long-term compensation incentives. They will continue to have senior management roles.

THE NEW SUBADVISORY AGREEMENT

     Pursuant to the current subadvisory agreement between Credit Lyonnais HK, the Investment Manager and the Fund, Credit Lyonnais HK has been retained to manage the investments of the Fund and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund. The New Subadvisory Agreement provides the same authority. The current subadvisory agreement for the Fund is dated June 24, 1996 and was approved by the Company's Board of Directors on June 18, 1996. The current subadvisory agreement and the New Subadvisory Agreement each provides that the Advisor shall pay to Credit Lyonnais HK a fee for its services which is equal to .50% of the Fund's average daily net asset value, such fee to be waived until the date the Investment Manager reaches "break-even" with respect to the Fund.

     The New Subadvisory Agreement provides for the furnishing of the same subadvisory services for the same subadvisory fees as the current subadvisory agreement with the Fund. The current subadvisory agreement provides, among other things, that Credit Lyonnais HK will bear all expenses of its employees and overhead incurred in connection with its duties. A form of the New Subadvisory Agreement is attached as Exhibit A.

     The New Subadvisory Agreement allows the subadvisor to provide investment advisory services for other individuals and entities in addition to the Fund. This clause is less restrictive than the language in the current subadvisory agreement.

     Both the current and New Subadvisory Agreements require that brokerage orders for the Fund's portfolio securities transactions are placed by the subadvisor. The subadvisor seeks to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical and other information to the Fund or the subadvisor or who provide assistance with respect to the distribution of Fund shares. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Company,

Fremont Investment Advisors, Inc. or the subadvisor. During the fiscal year ended October 31, 1996, the Fund paid brokerage commissions of $2,352 to Credit Lyonnais Securities (USA), Inc. (which was 11.7% of the aggregate brokerage commissions paid by the Fund during such period). Credit Lyonnais Securities
(USA), Inc. is an affiliated company of Credit Lyonnais HK.

     The current and New Subadvisory Agreements both provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the subadvisor is not liable to the Fund or any of the Fund's shareholders for any act or omission by the subadvisor in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's shareholders, and that the Fund will indemnify the subadvisor subject to the requirements of the 1940 Act.

     Both the current and New Subadvisory Agreements may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Company's Board of Directors or a majority of the outstanding voting securities of the Fund or by Credit Lyonnais HK, on 30 days' written notice by either party to the other.

NICHOLAS-APPLEGATE SUBADVISORY COMMITMENTS

     Upon the closing of the Transaction, Nicholas-Applegate will act as a subadvisor to the following fund, assuming approval by the shareholders of such fund:

NAME OF FUND                              SIZE OF FUND (AS OF 3/31/97)            COMPENSATION RATE
Pacific Capital-New Asia Growth Fund      $18.0 million                           .50% of average
                                                                                  daily net assets

EVALUATION BY THE BOARD OF DIRECTORS

     On May 2, 1997, the independent directors of the Company's Board met and discussed the Transaction and its possible effect on the Fund and evaluated the New Subadvisory Agreement. In evaluating the New Subadvisory Agreement, the Board reviewed materials furnished by Credit Lyonnais HK and Nicholas-Applegate relevant to its decision. Those materials included information regarding Credit Lyonnais HK and Nicholas-Applegate and their affiliates and their personnel, operations and financial condition. Management of the Company indicated its belief that, as a consequence of the Transaction, the operations of Credit Lyonnais under its new ownership and name, and its ability to provide services to the Fund, would not be adversely affected and would likely be enhanced. The Board considered the potential benefits to shareholders. In its deliberations, the Board considered the terms of the Transaction, including, among other things, the continued employment of the senior members of the management team by Nicholas-Applegate, which the Board believed to be important to assure continuity of the subadvisory services provided to the Fund. In addition, the Board reviewed and discussed the terms and provisions of the New Subadvisory Agreement and compared fees and expenses under the New Subadvisory Agreement with those paid by other investment companies.

     The Board was advised by its own counsel and considered all information that it determined was relevant to its deliberations. In determining to recommend that shareholders of the Fund vote to approve the New Subadvisory Agreement as being in the best interest of the Fund's shareholders, the Board gave substantial weight to management's representations that the advisory services to be provided by Nicholas-Applegate would be performed by the same people and that there were certain assurances that expenses to be incurred under the New Subadvisory Agreement will not be greater than those that would be incurred under the current subadvisory agreement.

     ACCORDINGLY, AFTER CONSIDERATION OF THE ABOVE, AND SUCH OTHER FACTORS AND INFORMATION AS IT DEEMED RELEVANT, THE BOARD OF DIRECTORS, INCLUDING ALL OF THE DIRECTORS WHO ARE NOT INTERESTED PERSONS (AS SUCH TERM IS DEFINED BY THE 1940
ACT), UNANIMOUSLY APPROVED THE NEW SUBADVISORY AGREEMENT AND VOTED TO RECOMMEND ITS APPROVAL TO THE FUND'S SHAREHOLDERS.

                                   PROPOSAL II

APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE INVESTMENT MANAGER TO HIRE AND TERMINATE SUBADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

     The Investment Manager currently serves as investment advisor to the Fund pursuant to an Investment Advisory and Administrative Services Agreement (the "Advisory Agreement") with the Company. The Investment Manager currently employs a subadvisor with respect to the Fund and may engage additional subadvisors in the future. The Company is proposing to permit the Investment Manager to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with subadvisors without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15(a) of the 1940 Act.

     Section 15(a) of the 1940 Act and Rule 18f-2 thereunder require that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Investment Manager received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order permits the Investment Manager to hire new subadvisors, terminate subadvisors, rehire existing subadvisors whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Investment Manager would have greater flexibility in managing subadvisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Investment Manager have agreed to the imposition of the following conditions:

       (1) The Investment Manager will not enter into a subadvisory agreement with a subadvisor that is an "affiliated person," as defined in the 1940 Act, of the Company or the Investment Manager (an "Affiliated Manager"), other than by reason of serving as a subadvisor to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

       (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act ("Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

       (3) When a subadvisor change is proposed for the Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Investment Manager or the Affiliated Manager derives an inappropriate advantage.

       (4) The Investment Manager will provide general management services to the Company and the Fund and, subject to review and approval by the Company's Board of Directors, will (i) set the Fund's overall investment strategies; (ii) select subadvisor(s); (iii) allocate and, when appropriate, reallocate the Fund's assets among the Investment Manager and one or more subadvisors; (iv) monitor and evaluate the performance of subadvisors; and (v) seek to ensure that the subadvisors comply with the Fund's investment objectives, policies and restrictions.

       (5) Within 60 days of the hiring of any new subadvisor or the implementation of any proposed material change in a subadvisory agreement, the Investment Manager will furnish shareholders all information about the new subadvisor or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Investment Manager to the subadvisor and any change in such disclosure caused by the addition of a new subadvisor or any proposed material change in a subadvisory agreement. The Investment Manager will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

       (6) The Fund will disclose in its Prospectus the existence, s ubstance and effect of the SEC Order.

       (7) Before the Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

       (8) No director or officer of the Company or the Investment Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a subadvisor except for
                (i) ownership of interests in the Investment Manager or any entity that controls, is controlled by or is under common control with the Investment Manager; (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadvisor or an entity that controls, is controlled by or is under common control with a subadvisor.

     In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new subadvisors engaged or terminated or any change in a subadvisory agreement will still require approval of the Board of Directors. In order to approve new subadvisors, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisors to investment companies comparable to the Fund. The Board will review the ability of the subadvisor to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the subadvisor with respect to compliance and regulatory matters over the past fiscal year. The Board will review the subadvisor's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the subadvisor's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of subadvisors.

     On October 30, 1996, the Board of Directors of the Company, including a majority of the Independent Directors, unanimously approved, subject to the required shareholder approval described herein, the proposal to permit the Investment Manager to hire and terminate subadvisors or modify subadvisory agreements without shareholder approval.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO PERMIT THE INVESTMENT MANAGER TO HIRE AND TERMINATE SUBADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL. If the shareholders of the Fund do not approve this Proposal, the Advisory Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.

                                  OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

     All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                                     Very truly yours,




                                                     Tina Thomas
                                                     Secretary
July 3, 1997

EXHIBIT A

                         PORTFOLIO MANAGEMENT AGREEMENT

     THIS AGREEMENT dated and effective as of [ ] 1997, among Nicholas-Applegate Capital Management (Hong Kong) LLC, a Hong Kong company (the "Subadvisor"); Fremont Investment Advisors, Inc., a Delaware corporation (the "Advisor"); and Fremont Mutual Funds, Inc., a Maryland corporation (the "Fund").

     WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series (the "Series"), each of which may offer a separate class of shares of beneficial interest, each Series having its own investment objective, policies and limitations; and

     WHEREAS, the Fund presently offers shares of a particular series named the Fremont Emerging Markets Fund (the "Emerging Markets Series"); and

     WHEREAS, the Fund has retained the Advisor to render investment management and administrative services to the Series; and

     WHEREAS, the Advisor and the Fund desire to retain the Subadvisor to furnish portfolio management services to the Emerging Markets Series in connection with Advisor's investment management activities on behalf of the Series, and the Subadvisor is willing to furnish such services to the Advisor and the Emerging Markets Series;

     NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Subadvisor, the Advisor and the Fund as follows:

     1. APPOINTMENT. The Advisor and the Fund hereby appoint Subadvisor to provide subinvestment advisory services to the Advisor and the Fund with respect to certain assets of the Emerging Markets Series for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

     2. SUBADVISOR DUTIES. Subject to the supervision of the Advisor, the Subadvisor shall have full discretionary authority as agent and attorney-in-fact with respect to the portion of assets of the Emerging Markets Series' portfolio assigned to the Subadvisor, from time to time by the Advisor or the Board of Directors, including authority to: (a) buy, sell, exchange, convert or otherwise trade in any stocks without limitation and (b) place orders for the execution of such securities transactions with or through such brokers, dealers, or issuers as Subadvisor may select. The Subadvisor will provide the services under this Agreement in accordance with the Emerging Markets Series' registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. The Advisor will provide the Subadvisor with a copy of each registration statement promptly after it has been filed with the SEC. Investments by the Subadvisor shall conform with the provisions of Appendix B attached hereto, as such may be revised from time to time at the discretion of the Advisor and the Fund. Subject to the foregoing, the Subadvisor will vote proxies with respect to the securities and investments purchased with the assets of the Emerging Markets Series' portfolio managed by the Subadvisor. The Subadvisor further agrees that it will:

          (a) conform with all applicable rules and regulations of the Securities and Exchange Commission.

          (b) select brokers and dealers to execute portfolio transactions for the Emerging Markets Series and select the markets on or in which the transaction will be executed. In providing the Emerging Markets Series with investment management, it is recognized that the Subadvisor will give primary consideration to securing the most favorable price and efficient execution considering all circumstances. Within the framework of this policy, the Subadvisor may consider the financial responsibility, research and investment information and other research services and products provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadvisor's other clients may be a party. It is understood that it is desirable for the Fund that the Subadvisor have access to brokerage and research services and products and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Emerging Markets Series than broker-dealers that do not provide such brokerage and research services. Therefore, in compliance with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Subadvisor is authorized to place orders for the purchase and sale of securities for the Emerging Markets Series with such brokers, that provide brokerage and research products and/or services that charge an amount of commission for effecting securities transactions in excess of the amount of commission another broker would have charged for effecting that transaction, provided the Subadvisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the Subadvisor for this or other advisory accounts, subject to review by the Fund from time to time with respect to the extent and continuation of this practice. It is understood that the information, services and products provided by such brokers may be useful to the Subadvisor in connection with the Subadvisor's services to other clients. On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Emerging Markets Series as well as other clients of the Subadvisor, the Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price of lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadvisor in the manner the Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Emerging Markets Series and to such other clients.

          (c) make available to the Advisor and the Fund's Board of Directors promptly upon their request all its investment records and ledgers relating to the Emerging Markets Series to assist the Advisor and the Fund in their compliance with respect to the Emerging Markets Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940 ("Advisers Act"), as well as other applicable laws. The Subadvisor will furnish the Fund's Board of Directors with respect to the Emerging Markets Series such periodic and special reports as the Advisor and the Directors may reasonably request in writing.

          (d) maintain detailed records of the assets managed by the Subadvisor as well as all investments, receipts, disbursements and other transactions made with such assets. Such records shall be open to inspection and audit during Subadvisor's normal business hours upon reasonable notice by any person designated by the Advisor or the Fund. The Subadvisor shall provide to the Advisor or the Fund and any other party designated by either the Advisor or the
Fund: (i) monthly statements of the activities with regard to the assets for the month and of the assets showing each asset at its cost and, for each security listed on any national securities exchange, its value at the last quoted sale price reported on the composite tape on the valuation date or, in the cases of securities not so reported, by the principal exchange on which the security traded or, if no trade was made on the valuation date or if such security is not listed on any exchange, its value as determined by a nationally recognized pricing service used by the Subadvisor specified by such pricing service on the valuation date, and for any other security or asset in a manner determined in good faith by the Subadvisor to reflect its then fair market value; (ii) statements evidencing any purchases and sales as soon as practicable after such transaction has taken place, and (iii) a quarterly review of the assets under management.

     3. EXPENSES. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management activities under this

Agreement. The Subadvisor shall not be responsible for any expense incurred by the Advisor or the Fund, except as provided in Section 6 below.

     4. COMPENSATION. For the services provided to the Emerging Markets Series, the Advisor will pay the Subadvisor the fees as set forth in Appendix A hereto at the times set forth in Appendix A hereto.

     5. BOOKS AND RECORDS; CUSTODY. (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records which it maintains for the Emerging Markets Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

          (b) Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian bank, or its nominee. The Fund shall advise the Subadvisor of the identity of its custodian bank and shall give the Subadvisor 15 days' written notice of any changes in such custody arrangements.

          Neither the Subadvisor, nor any parent, subsidiary or related firm, shall take possession of or handle any cash, securities, mortgages or deeds of trust, or other indicia of ownership of the Fund's investments, or otherwise act as custodian of such investments. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian bank.

          The Fund shall instruct its custodian bank to (a) carry out all investment instructions as may be directed by the Subadvisor with respect thereto (which may be orally given if confirmed in writing); and (b) provide the Subadvisor with all operational information necessary for the Subadvisor to trade on behalf of the Fund.

     6. INDEMNIFICATION. The Subadvisor agrees to indemnify and hold harmless the Advisor, the Fund, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Advisor or the Fund (other than the Subadvisor) and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor or the Fund against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Advisor, the Fund or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise, which (1) may be based upon any wrongful act or omission by the Subadvisor, any of its employees or representatives or any affiliate of or any person acting on behalf of the Subadvisor or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Fund or any affiliated person of the Fund by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case is the Subadvisor's indemnity in favor of the Advisor or the Fund or any affiliated person or controlling person of the Advisor or the Fund deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of his or its reckless disregard of obligations and duties under this Agreement or under any law.

     The Fund agrees not to hold the Subadvisor or any of its officers or employees liable for, and to indemnify and hold harmless, the Subadvisor and its directors, officers, employees, affiliated persons and controlling persons ("Indemnified Parties") against, any act or omission of any other subadvisor providing investment management services to the Fund, and against any costs and liabilities the Indemnified Parties may incur as a result of a claim against the Indemnified Parties regarding actions taken in good faith exercise of their powers hereunder excepting matters as to which the Indemnified Parties have been grossly negligent, engaged in willful misfeasance, bad faith, reckless disregard of the obligations and duties under this Agreement or have been in violation of applicable law or regulations.

     7. OTHER INVESTMENT ACTIVITIES OF SUBADVISOR. The Fund and Advisor acknowledge that Subadvisor, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take other action with respect to other Affiliated Accounts which may differ from advice given or the timing or nature of action taken with respect to the Emerging Markets Series; provided that the Subadvisor acts in good faith, and provided further that it is the Subadvisor's policy to allocate, within its reasonable discretion, investment opportunities to the Emerging Markets Series over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Emerging Markets Series and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Emerging Markets Series may have an interest from time to time, whether in transactions which may involve the Emerging Markets Series or otherwise. Subadvisor shall have no obligation to acquire for the Emerging Markets Series a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment either for the Emerging Markets Series or otherwise.

     8. (a) DURATION. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effective for a period of two years from the date of this Agreement, and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Board of Directors of the Fund or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Emerging Markets Series, and (ii) by the Advisor, and (iii) by the vote of a majority of the Board of Directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

          (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Emerging Markets Series, or by the Advisor, on thirty (30) days' written notice to the Subadvisor, or by the Subadvisor on like notice to the Board of Directors of the Fund and to the Advisor. Payment of fees earned through the date of termination shall not be construed as a penalty.

          (c) AUTOMATIC TERMINATION. This Agreement shall automatically and immediately terminate in the event of its assignment.

     9. AMENDMENTS. No provision of this agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by a vote of a majority of the outstanding voting securities of the Emerging Markets Series, if such approval is required by applicable law.

     10. MISCELLANEOUS.



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          (a) This Agreement shall be governed by the laws of the State of
California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Subadvisor as an agent of the Fund or the Advisor.

          (e) This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

          (f) This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

     11. USE OF NAME. It is understood that the name "Nicholas-Applegate" or the name of any of its affiliates, or any derivative associated with those names, are the valuable property of the Subadvisor and its affiliates and that the Fund and/or the Fund's distributor have the right to use such name(s) or derivative(s) in offering materials and sales literature of the Fund so long as this Agreement is in effect. Upon termination of the Agreement the Fund shall forthwith cease to use such name(s) or derivative(s).

     12. RECEIPT OF BROCHURE. The Advisor and the Fund have received from Nicholas-Applegate the disclosure statement or "brochure" required to be delivered pursuant to Rule 204-3 of the Advisers Act, which disclosure statement or brochure was received by the Advisor and the Fund more than 48 hours prior to entering into this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                           NICHOLAS-APPLEGATE CAPITAL
                                           MANAGEMENT (Hong Kong) LLC

                                           By:____________________________

                                           _________________________________
                                           (Title)

                                           FREMONT INVESTMENT ADVISORS, INC.

                                           By:____________________________

                                           _________________________________
                                           (Title)

                                           FREMONT MUTUAL FUNDS, INC.

                                           By:____________________________

                                           _________________________________
                                           (Title)





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                                   APPENDIX A

                        TO PORTFOLIO MANAGEMENT AGREEMENT

             Nicholas-Applegate Capital Management (Hong Kong ) LLC
                 Subadvisor to the Fremont Emerging Markets Fund


                                SCHEDULE OF FEES

Fremont Investment Advisors, Inc. will pay to Nicholas Applegate a fee computed at the annual rate of 0.50% (50 basis points) of the average value of the daily assets of the Emerging Markets Fund under management by Nicholas Applegate.*

Fee will be billed after the end of each calendar month. Fees will be prorated for any period less than one month. Fees shall be due and payable within thirty
(30) days after an invoice has been delivered to Fremont Investment Advisors, Inc.


*NOTE: Nicholas Applegate will waive this fee until the date Fremont Investment Advisors, Inc. reaches "breakeven" with respect to the Fund.




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                                   APPENDIX B

                       TO PORTFOLIO MANAGEMENT AGREEMENT

             Nicholas-Applegate Capital Management (Hong Kong) LLC
                 Subadvisor to the Fremont Emerging Markets Fund


                      INVESTMENT OBJECTIVES AND GUIDELINES

OVERALL INVESTMENT OBJECTIVE:

The objective of the Fremont Emerging Markets Fund is to achieve long-term capital appreciation by investing, in normal market conditions, at least 65% of its total assets in equity securities of issuers domiciled in emerging market countries. In normal market conditions, at least three different emerging market countries will be represented in the Fund's portfolio.

POLICY AND GUIDELINES FOR SUBADVISOR:

The Subadvisor will adhere to the Investment Objective and to policies in the Fremont Emerging Markets Fund prospectus.

PERFORMANCE OBJECTIVE FOR SUBADVISOR:

The Subadvisor is expected to achieve a competitive rate of return over a 3 to 5 year time horizon and/or a complete market cycle, relative to other emerging market funds as compiled by Lipper Analytical Services and/or Morningstar. A competitive rate of return is defined as Fund performance in the top one-third of such funds. Performance will also be compared to the Morgan Stanley Capital International Emerging Markets Free Index.





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